ACCOUNTS RECEIVABLE, NET (Tables)	12 Months Ended
Dec. 31, 2021
ACCOUNTS RECEIVABLE, NET
Schedule of components of accounts receivable

	As of December 31,
	2020	2021
	RMB	RMB	US$

Receivables due from partners	2,364	8,688	1,363
Receivables due from corporate customers	15,017	30,682	4,815
Accounts receivable	17,381	39,370	6,178
Allowance for doubtful accounts	—	(765)	(120)
Accounts receivable, net	17,381	38,605	6,058